Exhibit 10.9

COMMERCE TECHNOLOGIES, INC.

2010 STOCK APPRECIATION RIGHTS PLAN

EVIDENCE OF STOCK APPRECIATION RIGHT

1.              Grant of SAR. Pursuant to the terms of the Commerce Technologies, Inc. 2010 Stock Appreciation Rights Plan (“Plan”), the Committee hereby grants to                    (“Awardee”), a Stock Appreciation Right (“SAR”), subject to the terms, definitions and provisions of the Plan adopted by the Corporation, which is incorporated herein by reference, and pursuant to this Evidence of Stock Appreciation Right (the “Agreement”). Unless otherwise defined herein, the terms defined in the Plan shall have the same defined meanings in this Agreement. In the event of a conflict between the terms of the Plan and this Agreement, the Plan shall prevail.

2.              Value of the SAR. The SAR shall entitle the Awardee, after the SAR has vested and upon exercise of the SAR, to receive from the Corporation the Spread on the number of shares of the Corporation’s common stock, par value $.001 per share, with respect to which the SAR is granted. The “Spread” is the excess of the Fair Market Value per Common Share at the date the SAR is exercised over the Fair Market Value per Common Share on the date of the grant (“Base Price”). No dividend equivalents are paid with respect to any SAR.

3.              Nonassignability of SAR. The SAR is not assignable or transferable by the Awardee except by will or by the laws of descent and distribution. During the lifetime of the Awardee, only the Awardee or Awardee’s guardian or legal representative shall be entitled to exercise the SAR.

4.              Exercise Period. The SAR may be exercised only after the SAR has vested and only within the term set forth in the Notice of Grant contained herein and may be exercised during such term only in accordance with the terms of the Plan and this Agreement.  No SARs shall be exercisable after the tenth anniversary of the date of grant.  In addition, the SAR may not be exercised during any “quiet period” or other period of exercise restriction as set forth in the “Policy Regarding SAR Exercise Restrictions” as adopted or as may be adopted or modified in the future by the Corporation.

5.              Method of Exercise. This SAR shall be exercisable by written notice (in the form attached as Exhibit A). Such written notice shall be signed by the Awardee and delivered in person or by certified mail to the Corporation.  Subject to Section 4 of this Agreement, this SAR shall be deemed to be exercised upon receipt by the Corporation of such written notice.

6.              Form of Payment. The Corporation shall satisfy its obligation upon exercise of this SAR in cash.

7.              Forfeiture. If the Awardee has a Separation from Service with the Corporation for any reason other than an involuntary Separation from Service without Cause, and other than by reason of Death, Disability, or Retirement; or, in the event that the Committee determines, in its sole discretion, that any conduct of the Awardee constitutes grounds for forfeiture of the SAR, all rights of the Awardee under this Agreement and the Plan (including rights with respect to outstanding SARs) will terminate.

8.              Separation from Service. In case of the involuntary Separation from Service without Cause, or by reason of Death, Disability, or Retirement, the Awardee may exercise this SAR during the Termination Period set out in the Notice of Grant herein, but only to the extent it was exercisable at the date of such termination (but in no event later than the “Term/Expiration Date” of this SAR as set forth in the Notice of Grant herein). To the extent that Awardee was not entitled to exercise this SAR at the date of such termination, and to the extent that Awardee does not exercise this SAR (to the extent otherwise so entitled) within the time specified herein, this SAR shall terminate.

9.              Tax Consequences.

a.              Awardee understands that upon either the grant or the exercise of this SAR, the Awardee may recognize adverse tax consequences.

b.              Awardee understands that the Corporation will be required to withhold any tax or social insurance required from any governmental authority. Awardee is encouraged to consult with a tax advisor concerning the tax consequences of exercising this SAR.

AWARDEE ACKNOWLEDGES THAT NEITHER THE PLAN NOR THIS AGREEMENT CONFERS ANY RIGHT WITH RESPECT TO CONTINUANCE OF EMPLOYMENT WITH OR SERVICE TO THE CORPORATION NOR INTERFERES IN ANY WAY WITH ANY RIGHT THE CORPORATION WOULD OTHERWISE HAVE TO TERMINATE THE AWARDEE’S SERVICE AT ANY TIME, WITH OR WITHOUT CAUSE.  NO PERSON SHALL, BY REASON OF PARTICIPATION IN THE PLAN, ACQUIRE ANY RIGHT OR TITLE TO ANY ASSETS, FUNDS OR PROPERTY OF THE CORPORATION, INCLUDING WITHOUT LIMITATION, ANY SPECIFIC FUNDS, ASSETS OR OTHER PROPERTY WHICH THE CORPORATION MAY SET ASIDE IN ANTICIPATION OF ANY LIABILITY UNDER THE PLAN.  A PARTICIPANT SHALL HAVE ONLY A CONTRACTUAL RIGHT TO A STOCK APPRECIATION RIGHT OR THE AMOUNTS, IF ANY, PAYABLE UNDER THE PLAN, UNSECURED BY ANY ASSETS OF THE CORPORATION, AND NOTHING CONTAINED IN THE PLAN SHALL CONSTITUTE A GUARANTEE THAT THE ASSETS OF THE CORPORATION SHALL BE SUFFICIENT TO PAY ANY BENEFITS TO ANY PERSON.

Awardee acknowledges receipt of a copy of the Plan and certain information related thereto and represents that he or she is familiar with the terms and provisions thereof, and hereby accepts this Agreement subject to all of the terms and provisions of the Plan. Awardee has reviewed the Plan and this SAR Agreement in their entirety, has had an opportunity to obtain the advice of independent counsel prior to executing this Agreement and fully understands all provisions relating to this Agreement. Awardee hereby agrees to accept as binding, conclusive and final all decisions or interpretations of the Administrator upon any questions arising under the Plan or this Agreement.

[Remainder of Page Intentionally Left Blank]

COMMERCE TECHNOLOGIES, INC.

NOTICE OF STOCK APPRECIATION RIGHT GRANT

[Awardee’s Name and Address]

Commerce Technologies, Inc. (the “Corporation”) has granted                  (“Awardee”) a Stock Appreciation Right (“SAR”) covering Common Shares of the Corporation as follows:

Date of Grant:
Total Number of Common Shares Covered by this SAR:
Exercise Base Price:	$
Term/Expiration Date:

Vesting: The SAR shall be vested and exercisable as to 25% of the SARs on each anniversary of the date of grant, subject to the Awardee continuing as an [Employee][Consultant][Director] of the Corporation or an affiliate or subsidiary of the Corporation on such dates.

Termination Period: Any unexpired, vested and non-forfeitable SAR may be exercised for [three (3) months] after Awardee’s Separation from Service with the Corporation (but in no event later than the Term/Expiration Date).

By your signature and the signature of the Corporation’s representative below, you and the Corporation agree that this SAR is granted under and governed by the terms and conditions of the 2010 Stock Appreciation Rights Plan which is incorporated herein by reference and the Evidence of Stock Appreciation Right herein.

AWARDEE	COMMERCE TECHNOLOGIES, INC.

By:

(Print Name):	(Print Name):

Title:

Date:	Date:

Exhibit A

Form of Exercise Notice

COMMERCE TECHNOLOGIES, INC.

STOCK APPRECIATION RIGHT (“SAR”) EXERCISE NOTICE

Commerce Technologies, Inc.

Attention:  Corporate Secretary

255 Fuller Road

Suite 327

Albany NY 12203

1.              Exercise of SAR. Effective as of today,                , 20  , the undersigned (“Awardee”) hereby elects to exercise a stock appreciation right with respect to           Common Shares (the “Shares”) of Commerce Technologies, Inc. pursuant to the Evidence of Stock Appreciation Rights by and between Awardee and Commerce Technologies, Inc. (“Corporation”), dated                 (“SAR Agreement”) and pursuant to the Corporation’s 2010 Stock Appreciation Rights Plan (the “Plan”).

2.              Representations of Awardee. Awardee acknowledges that Awardee has received, read and understood the Plan, the SAR Agreement, and the Notice of Stock Appreciation Right Grant therein (“Notice of Grant”) and agrees to abide by and be bound by their terms and conditions.

3.              Tax Consultation. Awardee understands that Awardee may suffer adverse tax consequences as a result of Awardee’s exercise of rights under the SAR Agreement and this Notice. Awardee represents that Awardee has had the opportunity to consult with his or her own independent tax advisor in connection with exercising rights under this SAR Agreement and that Awardee is not relying on the Corporation for any tax advice.

4.              Entire Agreement. The Plan, the “Policy Regarding SAR Exercise Restrictions” as adopted or as may be adopted or modified in the future by the Corporation, and the SAR Agreement and the Notice of Grant contained therein, are incorporated herein by reference and constitute the entire agreement of the parties and supersede in their entirety all prior undertakings and agreements of the Corporation and Awardee with respect to the subject matter hereof, and are governed by New York law except for that body of law pertaining to conflict of laws.

Submitted by:	Accepted by:
AWARDEE	COMMERCE TECHNOLOGIES, INC.

By:

(Print Name):	(Print Name):

Date:	Title:

Address:	Date: